Exhibit 99.2

July 18, 2022

NOTICE OF REDEMPTION OF CERTAIN

WARRANTS (CUSIP 09581B 111)

Dear Warrant Holder,

Blue Owl Capital Inc. (the “Company” or “Blue Owl”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on August 18, 2022 (the “Redemption Date”), all of the Company’s outstanding redeemable warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), pursuant to the Amended and Restated Warrant Agreement, dated May 19, 2021 (the “Warrant Agreement”), by and between the Company and Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, as warrant agent (the “Warrant Agent”), for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Warrant Agreement.

Under the terms of the Warrant Agreement, the Company is entitled to redeem not less than all of the outstanding Public Warrants at a redemption price of $0.10 per Public Warrant if the last reported sales price of the Class A Shares on the trading day prior to the date of this notice of redemption reported has been at least $10.00 per share (subject to adjustments in accordance with Section 4 of Warrant Agreement). At the direction of the Company, the Information Agent (as defined below) has delivered this notice of redemption to each of the registered holders of the outstanding Public Warrants. Certain warrants to purchase Class A Shares that were issued in a private placement (the “Private Placement Warrants” and, together with Public Warrants, the “Warrants”) are not subject to redemption under the Warrant Agreement and may remain outstanding following the Redemption Date. Following the Redemption Date, the Warrants are expected to be delisted from the New York Stock Exchange (the “NYSE”).

Ahead of the Redemption Date, the Company is releasing an earnings announcement and filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 on August 4, 2022.

The Public Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable Class A Shares underlying such warrants.

•	Cash Exercise: Holders may continue to exercise Public Warrants and receive Class A Shares in exchange for payment in cash of the $11.50 per warrant exercise price (the “Cash Exercise Price”).

•

Cashless Exercise: Alternatively, a holder may elect to exercise their Public Warrants on a “cashless basis” (a “Make-Whole Exercise”) and surrender Public Warrants for a certain number of shares of Class A Shares that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement based on the Redemption Date and the average last reported sale price (the “Redemption Fair Market Value”) of the Class A Shares for the 10 trading days ending on the third trading day prior to the date on which this notice of redemption is sent to holders of Public Warrants. In no event will the number of Class A Shares issued in connection with an exercise on a cashless basis exceed 0.361 shares of Class A Shares per Public Warrant. By virtue of the cashless Make-Whole Exercise of the Public Warrants, exercising warrant holders will receive 0.239 Class A Shares for each Public Warrant surrendered for exercise. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a Class A Share, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Class A Shares are listed on the NYSE under the symbols “OWL.WS” and “OWL,” respectively. On July 15, 2022, the closing price of the Public Warrants was $2.02 and the closing price of the Class A Shares was $10.10. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the NYSE.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants. Please note that the act of exercising is VOLUNTARY, meaning that holders of Public Warrants must instruct their broker to submit the Public Warrants for exercise.

The Company is exercising this right to redeem the Public Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last reported sales price of the Class A Shares reported has been at least $10.00 per share, on the trading day prior to the date on which this notice of redemption is given. The last reported sales price of the Class A Shares was over $10.00 per share on July 15, 2022 (which is the trading day prior to the date on which this notice of redemption is given).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Class A Shares. Payment upon exercise of the Public Warrants may be made, at the option of the holders thereof, either (i) in cash, at the Cash Exercise Price or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Shares to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. In no event will the Public Warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Class A Shares per Public Warrant. By virtue of the cashless Make-Whole Exercise of the Public Warrants, exercising warrant holders will receive 0.239 Class A Shares for each Public Warrant surrendered for exercise. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Shares, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending (1) the warrant certificate representing the Public Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised and whether such Public Warrants are being exercised on a cash or cashless basis, and (3) if exercised for cash, payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at:

Computershare Trust Company, N.A.

150 Royall Street Suite V

Canton, MA 02021

Attention: Corporate Actions Voluntary

Telephone (Toll Free): 1 (866) 690-8162

Telephone (International): +1 (781) 575-4019

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase attached hereto as Annex A and, if the applicable Public Warrants are exercised for cash, payment in full of the Cash Exercise Price must be received by Computershare Trust Company, N.A. prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Purchase or, if the applicable Public Warrants are exercised for cash, the payment in full of the Cash Exercise Price before such time will result in such holder’s Public Warrants being redeemed and not exercised.

PUBLIC WARRANTS HELD IN STREET NAME

For holders of Public Warrants who hold their Public Warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on August 18, 2022, to deliver the Public Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price will be deemed to have been delivered for redemption (at $0.10 per Public Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Class A Shares issuable upon the exercise of the Public Warrants is included in a registration statement (Registration No. 333-251866) filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2021 and originally declared effective by the SEC on May 3, 2021. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at www.blueowl.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

ADDITIONAL INFORMATION

You can receive additional information regarding the exercise or redemption of your Public Warrants by contacting Georgeson LLC (the “Information Agent”), the Company’s information agent for the redemption of the Public Warrants, at:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free: 800-561-3947

*********************************

Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent or the Information Agent at their respective addresses set forth above.

Sincerely,

Blue Owl Capital Inc.

/s/ Neena A. Reddy
Name:	Neena A. Reddy
Title:	General Counsel and Secretary

Annex A

BLUE OWL CAPITAL INC.

ELECTION TO PURCHASE

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

☐

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Class A Shares and herewith tenders payment for such shares of Class A Shares to the order of Blue Owl Capital Inc. (the “Company”) in the amount of $_________________________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Class A Shares be registered in the name of _________________________, whose address is and that such Class A Shares be delivered to whose address is _________________________. If said number of shares of Class A Shares is less than all of the shares of Class A Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Shares be registered in the name of _________________________, whose address is _________________________, and that such Warrant Certificate be delivered to _________________________, whose address is _________________________.

☐

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement set forth in Section 6.2 thereof, to receive shares of Class A Shares. If said number of shares of Class A Shares is less than all of the shares of Class A Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Shares be registered in the name of _________________________, whose address is __________________________________________________, and that such Warrant Certificate be delivered to _________________________, whose address is ________________________________________________.

The redeemable warrants to purchase shares of Class A Shares (each, a “Public Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Amended and Restated Warrant Agreement, dated May 19, 2021 (the “Warrant Agreement”), by and between the Company and Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, as warrant agent (the “Warrant Agent”). Pursuant to the terms of the Warrant Agreement, each whole Public Warrant is exercisable for one fully paid and non-assessable share of Class A Shares. Any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Public Warrants will be entitled to receive only the redemption price of $0.10 per Public Warrant.

[Signature Page Follows]

Date:    ___________________________

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).